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                                                                    Exhibit 10.1

                                AMENDMENT TO THE
                    PREMCOR SENIOR EXECUTIVE RETIREMENT PLAN

     WHEREAS, Premcor Inc. ("Company") previously established the Premcor Senior Executive Retirement Plan ("Plan"); and

     WHEREAS, the Company reserved the right to amend the Plan; and

     WHEREAS, with respect to an individual who is a participant in the Plan on April 22, 2003, the Company desires to amend the Plan so that the amendment effective as of June 30, 2002 to freeze the accrual of all benefits thereunder shall be of no effect;

     NOW, THEREFORE, with respect to an individual who is a participant in the Plan on April 22, 2003, the Plan is amended as follows:

     . Accrued Earnings earned on or after July 1, 2002 shall be considered for purposes of the Plan.

     . Service earned on or after July 1, 2002 (September 16, 2002 for James Voss and October 1, 2002 for Michael Gayda) shall be taken into account for all purposes of the Plan.

     . All death benefits described under Sections 5.1 and 5.2 shall be payable in accordance with the terms of such sections.

     . All benefits described under Sections 6 and 7 shall be payable in accordance with the terms of such sections.

     IN WITNESS WHEREOF, Premcor Inc. has caused this amendment to be executed this 30th day of May, 2003.

                                           PREMCOR INC.

                                           By /s/ James R. Voss
                                              --------------------------
                                              James R. Voss,
                                              Senior Vice-President